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                                                                    EXHIBIT 3(c)

                                                         STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 05/23/1997
                                                        971170721 - 2008678

                               CERTIFICATE OF AMENDMENT
                                          OF
                             CERTIFICATE OF INCORPORATION
                                          OF
                           PERSONAL COMPUTER PRODUCTS, INC.


    The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:


    FIRST:    The name of the corporation is:

                           PERSONAL COMPUTER PRODUCTS, INC.


    SECOND:    The corporation hereby amends its Certificate of Incorporation as follows:

    Paragraph FIRST of the Certificate of Incorporation, relating to the corporate title of the corporation, is hereby amended to read as follows:


         "FIRST:  The name of the corporation is:

                          IMAGING TECHNOLOGIES CORPORATION"


    THIRD: The amendment effected herein was authorized by the consent in writing, setting forth the action so taken, unanimously signed by the holders of all the outstanding shares entitled to vote thereon pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury, this 23rd date of May, 1997.

                                  PERSONAL COMPUTER PRODUCTS, INC


                                  /s/EDWARD SAVERESE
                                     -------------------
                                     Edward Saverese, President


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